REPUBLIC BANCORP, INC.

                                2,140,000 SHARES

                              CLASS A COMMON STOCK
                                 (NO PAR VALUE)




                             UNDERWRITING AGREEMENT




July 21, 1998

Morgan Keegan & Company, Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
      As Representatives of the Underwriters
50 No. Front Street, 20th Floor
Memphis, TN 38103

Dear Sirs:

         Republic Bancorp, Inc., a Kentucky corporation (the "Company"), and Bernard M. Trager (the "Selling Stockholder") propose to sell to the several underwriters named in Schedule I (collectively, the "Underwriters") an aggregate of 2,140,000 shares of the Company's Class A common stock, no par value per share (the "Class A Common Stock"), as set forth in Schedule I hereto (such 2,140,000 shares are herein referred to as the "Firm Shares"). The Firm Shares are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are set forth in Schedule I opposite the name of such Underwriter.

         Solely for the purpose of covering over-allotments in the sale of the Firm Shares, the Company grants pro rata to the Underwriters the right to purchase up to an additional 260,000 shares of Class A Common Stock (the "Option Shares"). The Firm Shares and Option Shares are herein sometimes referred to as the "Shares."

         The Company operates one (1) active wholly owned subsidiary, Republic Bank & Trust Company (the "Bank"), which is a Kentucky corporation (the "Subsidiary"). The term "Republic" refers to the Company and the Subsidiary unless the context clearly indicates otherwise.

     Section 1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:

         (a) A registration statement on Form S-1 (File No. 333-56583) with respect to the Shares, including a preliminary form of prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the applicable rules and regulations (the "1933 Act Regulations") of the Securities and Exchange Commission (the "Commission") and has been filed with the Commission; and such amendments to such registration statement as may have been required, if any, prior to the date hereof have been filed with the Commission, and such amendments have been similarly prepared. Copies of such registration statement and amendment or amendments and of each related preliminary prospectus, and the exhibits, financial statements and schedules, as finally amended and revised, have been delivered to you. The Company has prepared in the same manner, and

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proposes  so to file with the  Commission,  one of the  following:  (i) prior to effectiveness of such registration statement, a further amendment thereto, including the form of final prospectus, (ii) if the Company does not rely on Rule 434 of the 1933 Act Regulations, a final prospectus in accordance with Rules 430A and 424(b) of the 1933 Act Regulations, or (iii) if the Company relies on Rule 434 of the 1933 Act Regulations, a term sheet relating to the Shares that shall identify the preliminary prospectus that it supplements containing such information as is required or permitted by Rules 434, 430A and 424(b) of the 1933 Act Regulations. The Company also may file a related registration statement with the Commission pursuant to Rule 462(b) of the 1993 Act Regulations for the purpose of registering certain additional shares of Class A Common Stock, which registration statement will be effective upon filing with the Commission. As filed, such amendment, any registration statement filed pursuant to Rule 462(b) of the 1933 Act Regulations and any term sheet and form of final prospectus, or such final prospectus, shall include all Rule 430A Information (as defined below) and, except to the extent that you shall agree in writing to a modification, shall be in all respects in the form furnished to you prior to the date and time that this Agreement was executed and delivered by the parties hereto, or, to the extent not completed at such date and time, shall contain only such specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Company shall have previously advised you in writing would be included or made therein.

         The term "Registration Statement" as used in this Agreement shall mean such registration statement at the time such registration statement becomes effective and, in the event any post-effective amendment thereto becomes effective prior to the Closing Time (as hereinafter defined), shall also mean such registration statement as so amended; provided, however, that such term shall also include all Rule 430A Information contained in any Prospectus and any Term Sheet (as hereinafter defined) and deemed to be included in such registration statement at the time such registration statement becomes effective as provided by Rule 430A of the 1933 Act Regulations. The term "Preliminary Prospectus" shall mean any preliminary prospectus referred to in the preceding paragraph and any preliminary prospectus included in the Registration Statement at the time it becomes effective that omits Rule 430A Information. The term "Prospectus" as used in this Agreement shall mean (a) if the Company relies on Rule 434 of the 1933 Act Regulations, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b) (7) of the 1933 Act Regulations, together with the Preliminary Prospectus identified therein that such Term Sheet supplements, or (b) if the Company does not rely on Rule 434 of the 1933 Act Regulations, the prospectus relating to the Shares in the form in which it is first filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations or, if no filing pursuant to Rule 424(b) of the 1933 Act Regulations is required, shall mean the form of final prospectus included in the Registration Statement at the time such Registration Statement becomes effective. The term "Rule 430A Information" means information with respect to the Shares and the offering thereof permitted pursuant to Rule 430A of the 1933 Act Regulations to be omitted from the Registration Statement when it becomes effective. The term "462(b) Registration Statement" means any registration statement filed with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (including the Registration Statement and any Preliminary Prospectus or Prospectus incorporated therein at the time such registration statement becomes effective). The term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 of the 1933 Act Regulations. Any reference to the "date" of a Prospectus that includes a Term Sheet shall mean the date of such Term Sheet.

         (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or threatened by the Commission or the state securities authority of any jurisdiction, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to untrue statements or omissions of material facts to the extent they are corrected in the Prospectus first filed pursuant to Rule 424(b) under the 1933 Act Regulations, or to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Registration Statement or any 462(b) Registration Statement.

         (c) When the Registration Statement and any 462(b) Registration Statement shall become effective, or any Term Sheet that is part of the Prospectus is filed with the Commission pursuant to Rule 434, when the Prospectus is first filed pursuant to Rule 424(b) of the 1933 Act Regulations, when any amendment to the Registration Statement or any 462(b) Registration Statement becomes effective, and when any supplement to the Prospectus or Term Sheet is filed with the Commission, and at each Date of Delivery (as defined in Section 3), (i) the Registration Statement, the 462(b) Registration Statement, the Prospectus, the Term Sheet and all amendments thereof and supplements thereto will conform in all material respects with the applicable requirements of the 1933 Act and the 1933 Act Regulations and (ii) neither the Registration Statement, the 462(b) Registration Statement, the Prospectus, any Term Sheet nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter expressly for use in the Registration Statement or any 462(b) Registration Statement.

         (d) The Company and the Subsidiary have been duly incorporated and each is validly existing as a corporation in good standing under the laws of its respective state of incorporation, with all requisite corporate power and authority to own, lease and license its properties, and conduct its business as described in the Prospectus. The Company and the Subsidiary have qualified to do business and are in good standing as a foreign corporation in every jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business requires such qualification, except where the failure to do so would have no material adverse effect on the assets, properties, results of operations, financial condition or business prospects of Republic taken as a whole. The Company does not own or control, directly or indirectly, any corporation, association or other entity, other than the Subsidiary, Republic Capital Trust, Republic Insurance Agency, Inc., and Republic Mortgage Company, and Republic Financial Services Corporation. The Company has full corporate authority to enter into this Agreement and perform the obligations hereunder.

         (e) The Company has the full legal right, power and authority to enter into this Agreement, and to issue sell and deliver the Shares as provided herein. This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against it in accordance with its terms, except to the extent that the indemnification provisions set forth in Section 9 of this Agreement, may be limited by applicable law or equitable principles, and except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and rules of law governing specific performance, injunctive relief and other equitable remedies.

         (f) Each consent, approval, authorization, order, designation or filing by or with any governmental agency or body necessary for the valid authorization, issuance, sale and delivery of the Shares, the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby has been made or obtained by the Company and the Subsidiary and are in full force and effect, except as may be required under applicable state securities laws. The issuance, sale and delivery of the Shares, the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default by the Company or the Subsidiary under their respective Articles of Incorporation or Bylaws and will not result in a breach or violation of any of the terms or provisions of, or constitute a default by the Company or the Subsidiary under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or the Subsidiary are a party or to which it or its properties is subject, or of any statute, judgment, decree, order, rule or regulation of any court or governmental agency or body applicable to the Company, the Subsidiary, or any of their respective properties.

         (g) (i) The Company has common stock issued and outstanding as set forth in the Registration Statement. The Company has no other issued and outstanding capital stock. The Company has authorized, issued and outstanding capitalization as set forth in the Prospectus under the caption "Capitalization" as of the date therein. All the issued and outstanding shares of Class A Common Stock of the Company, including the Shares to be sold by the Selling Stockholder, have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description of the Class A Common Stock contained in the Prospectus and the rights set forth in the instruments defining the same. All offers and sales of the Company's capital stock by the Company prior to the date hereof were at all relevant times duly registered under the 1933 Act or were exempt from the registration requirements of the 1933 Act by reason of Sections 3(a), 3(b) , 4(2) or 4(6) thereof. The Shares to be sold by the Company when issued and delivered by the Company and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus. No preemptive rights of stockholders exist with respect to the Shares. No person or entity holds a right to require or participate in the registration under the 1933 Act of the Shares and no person holds a right to require registration under the 1933 Act of any shares of Common Stock of the Company at any other time. No person or entity has a right of participation or first refusal with respect to the sale of the Shares by the Company. None of the issued shares of capital stock of the Company has been issued in violation of any preemptive or similar rights. All shares of common stock of the Company subject to outstanding options or warrants have been duly authorized and reserved for issuance, and, when issued in accordance with the terms of the applicable option or warrant, will be validly issued, fully paid and nonassessable and will not be issued in violation of any preemptive right (contractual or other). There is no outstanding option, warrant or other right calling for the issuance of and no commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company, except as is disclosed in the Registration Statement and the Prospectus.

                  (ii) All of the shares of issued and outstanding capital stock of the Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned free and clear of all liens, security interests, pledges, charges, or encumbrances. Other than the Subsidiary, the Company does not own directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association except securities held by the Bank in a fiduciary capacity or as collateral for extensions of credit and except for the common securities of Republic Capital Trust and except for the common stock of the following non-operating subsidiaries: Republic Insurance Agency, Inc., Republic Mortgage Company, and Republic Financial Services Corporation.

         (h) The financial statements of the Company (including the related notes and schedules) included in the Registration Statement and the Prospectus present fairly the financial position of the Company as of the dates indicated and the results of its operations and its cash flows for the periods specified, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved and in conformity with Regulation S-X of the Commission. The supporting schedules included in the Registration Statement and the amounts in the Prospectus under the captions "Summary Consolidated Financial Data," and "Consolidated Financial Statements" are accurately computed, fairly present the information shown therein and have been determined on a basis consistent with the financial statements included in the Registration Statement and the Prospectus. No other financial statements or schedules are required by Form S-1 or otherwise to be included in the Registration Statement, the Prospectus or any Preliminary Prospectus.

         The financial data statements and schedules (including the related notes) of each of the Company and the Subsidiary included in the Registration Statement, the Prospectus or any Preliminary Prospectus were prepared in accordance with generally accepted accounting principals consistently applied throughout the periods involved and fairly present the financial position and result of operations of each of the Company and the Subsidiary at the dates and periods presented.

         (i) Crowe Chizek and Company LLP, which has examined and is reporting upon the audited financial statements and schedules included in the Registration Statement, are, and were during the periods covered by their reports included in the Registration Statement and Prospectus, independent public accountants with respect to the Company and the Subsidiary within the meaning of the 1933 Act and the 1933 Act Regulations.
         (j) The Company has obtained for the benefit of the Company and the Underwriters from each of its directors, executive officers, the Selling Stockholder, Jean Trager, Shelly Trager Kusman and Sheldon Gilman, trustee for Bernard M. Trager's grandchildren a written agreement that for a period of 180 days from the date of the Prospectus such director, officer or stockholder will not, without your prior written consent, offer sell, contract to sell, pledge, grant any option to purchase, or otherwise dispose of, directly or indirectly, any shares of Class A Common Stock or other instrument which by its terms is convertible into, exercisable or exchangeable for, any shares of Class A Common Stock of which the undersigned is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended), other than securities issued by Republic Capital Trust and other than an exercise of stock options or sale of Common Stock pursuant to a "cashless exercise" of stock options which are either (i) outstanding on the date of the Prospectus, or (ii) issued under the Company's stock option plan, or a bona fide gift of Common Stock, provided that the donee agrees to be bound by the terms hereof.

         (k) Neither the Company nor the Subsidiary has sustained, since December 31, 1997, any material loss or interference with its business from fire, explosion, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or arbitrators' or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as otherwise stated in the Registration Statement and Prospectus, there has not been (i) any material change in the capital stock, long-term debt, obligations under capital leases or short-term borrowings of the Company or the Subsidiary; (ii) any material adverse change, or any development which could reasonably be seen as involving a prospective material adverse change, in or affecting the business, prospects, properties, assets, results of operations or condition (financial or other) of Republic taken as a whole; (iii) any liability or obligation, direct or contingent, incurred or undertaken by the Company and the Subsidiary which is material to the business or condition (financial or other) of Republic, except for liabilities or obligations incurred in the ordinary course of business; (iv) any declaration or payment of any dividend or distribution of any kind on or with respect to its capital stock; or (v) any transaction that is material to Republic taken as a whole, except transactions in the ordinary course of business.

         (l) Neither the Company nor the Subsidiary is in violation of its Articles of Incorporation or Bylaws and, as of the date hereof, no default exists, and no event has occurred, nor state of facts exists, which, with notice or after the lapse of time to cure or both, would constitute a default in the due performance and observance of any obligation, agreement, covenant, consideration or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or the Subsidiary is a party or by which it or any of its properties is subject, and no violation exists of any law, order, rule, regulation, writ, injunction or decree of any government, governmental instrumentality or court, domestic or foreign, in any such case where the consequences of such violation or default is likely to materially adversely affect the assets, properties, results of operation, financial condition or business prospects of Republic taken as a whole.

         (m) Except as otherwise disclosed in the Prospectus: (i) neither the Company nor the Subsidiary has authorized or conducted or has knowledge of the generation, transportation, storage, presence, use, treatment, disposal, release or handling of (in an amount or of a type that has been or must be reported to any governmental agency, violates any Environmental Law, or has required or could require remediation expenditures) any hazardous substance, asbestos, radon, polychlorinated biphenyl ("PCBs"), petroleum product or waste (including crude oil or any fraction thereof), natural gas, liquefied gas, synthetic gas or other material defined, regulated, controlled or potentially subject to any remediation requirement under any environmental law (collectively, "Hazardous Materials"), on, in or under any real property owned, leased or by any means controlled by the Company or the Subsidiary; (ii) the Company and the Subsidiary are in compliance with all federal, state and local laws, ordinances, rules, regulations and other governmental requirements relating to pollution, control of chemicals, management of waste, discharges of materials into the environment, health, safety, natural resources, and the environment (collectively, "Environmental Laws"); and (iii) the Company and the Subsidiary have, and are in compliance with, all licenses, permits, registrations and government authorizations necessary to operate under all applicable Environmental Laws; except for such matters as would not have a material adverse effect on the assets, properties, results of operations, financial condition or business prospects of Republic taken as a whole. Except as otherwise disclosed in the Prospectus, neither the Company nor the Subsidiary has received any written or oral notice from any governmental entity or any other person and there is no pending or threatened claim, litigation or any administrative agency proceeding that: (i) alleges a violation of any Environmental Laws by the Company and the Subsidiary; (ii) alleges the Company and the Subsidiary is a liable party or a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq., or any state superfund law; has resulted in or could result in the attachment of an environmental lien on any real property owned, leased or controlled by the Company or the Subsidiary; or (iii) alleges the occurrence of contamination of any of such real property, damage to natural resources, property damage, or personal injury based on their activities or the activities of their predecessors or third parties (whether at the real property or elsewhere) involving Hazardous Materials, whether arising under the Environmental Laws, common law principles, or other legal standards.

         (n) The Company and the Subsidiary have good and marketable title to all real property owned by them, free and clear of all liens, encumbrances, claims, security interests, restrictions and defects except such as are reflected in the Prospectus. Each parcel of real property owned, leased or controlled by the Company and/or the Subsidiary, and each improvement thereon, complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to facilities located on such real property) except if and to the extent disclosed in the Prospectus, and except for such failures to comply that would not individually or in the aggregate have a material adverse impact on the assets, properties, results of operation, financial condition or business prospects of Republic taken as a whole. The Company has no knowledge of any pending or threatened condemnation proceedings, zoning change, or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to such real property and improvements, except such proceedings or actions that would not have a material adverse effect on the assets, properties, results of operation, financial condition or business prospects of Republic taken as a whole.

         (o) Any real property and buildings held under lease by the Company and/or the Subsidiary is held by such entity under a valid, subsisting and enforceable lease with such exceptions as are not material and do not interfere in any material respect with the use made and proposed to be made of such property and building by the Company and/or the Subsidiary; such leases conform to the description thereof, if any, set forth in the Registration Statement; and no notice has been given or material claim asserted by anyone adverse to the rights of the Company and/or the Subsidiary under any of the leases or affecting their rights to the continued possession of the leased property.

         (p) Except as described in the Prospectus, to the best of the Company's knowledge, there is not pending nor threatened, any action, suit, proceeding, inquiry or investigation, against the Company and/or the Subsidiary or of their respective officers, directors or significant stockholders or to which the properties, assets or rights of the Republic taken as a whole are subject, before or brought by any court or governmental agency or body or board of arbitrators, which could result in any material adverse change in the assets, properties, results of operation, financial condition or business prospects of Republic, taken as a whole, or which could adversely affect the consummation of the transactions contemplated by this Agreement.

         (q) There are no contracts or other documents required by the 1933 Act or the 1933 Act Regulations to be described in or incorporated by reference into the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which have not been accurately described in all material respects in the Prospectus or incorporated or filed as required. The agreements to which the Company and the Subsidiary are parties which are described in the Registration Statement and the Prospectus, are valid and enforceable in all material respects by the Company and the Subsidiary, as the case may be, and, to the best of the Company's knowledge, no party or parties thereto are in material breach or default under any of such agreements.

         (r) The Company and the Subsidiary own, possess or have obtained all material permits, licenses, franchises, certificates, consents, orders, approvals and other authorizations of governmental or regulatory authorities as are necessary to own or lease, as the case may be, and to operate their properties and to carry on their businesses as presently conducted. Neither the Company nor the Subsidiary has received any notice of proceedings relating to revocation or modification of any such license, permit, certificate, consent, order, approval or authorization which revocation or modification could materially and adversely affect the assets, properties, results of operation, financial condition or business prospects of Republic taken as a whole.

         (s) The Company and/or the Subsidiary own or possess adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively "Intangibles") necessary to entitle them to conduct their businesses now, and as proposed to be conducted or operated as described in the Prospectus, and neither the Company nor the Subsidiary has received any notice of infringement of or conflict with (and the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could materially and adversely affect the assets, properties, results of operation, financial condition or business prospects of Republic taken as a whole.

         (t) The systems of internal accounting controls utilized by the Company and the Subsidiary are sufficient to meet the objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the their financial statements and the financial information disclosed in the Registration Statement and Prospectus; and, neither the Company nor the Subsidiary nor any of their employees, or agents have made any payment or received or retained any funds from the accounts of Republic and no funds of the Company or the Subsidiary have been set aside to be used for any payment in violation of any law, rule or regulation.

         (u) The Company and the Subsidiary have filed on a timely basis all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon; and no tax deficiency, has been asserted against the Company and the Subsidiary, nor does the Company know of any tax deficiency which is likely to be asserted against any of Republic, which if determined adversely to any such company, could materially adversely affect the assets, properties, results of operation, financial condition or business prospects of Republic taken as a whole. All tax liabilities are adequately provided for on the books of the Company and the Subsidiary.

         (v) Except as disclosed in the Prospectus, the Company and the Subsidiary maintain insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their businesses and, to the best of the Company's knowledge, consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by Republic against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, and casualty and liability insurance covering the Company's and the Subsidiary's operations, all of which insurance is in full force and effect.

         (w) Except as disclosed in the Prospectus, no labor problem exists among the Company, the Subsidiary and their respective employees, or, to the best of the Company's knowledge, is threatened or imminent that could materially adversely affect Republic. The Company and the Subsidiary are not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, contractors or customers that could be expected to materially adversely affect the business, prospects, properties, assets, results of operation or condition (financial or other) of Republic taken as a whole.

         (x) Neither the Company, its officers, directors, stockholders, its affiliates (as defined in Rule 144(a)(1) under the 1933 Act) nor the Selling Stockholder have taken, and such parties will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in or constitute, the stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

         (y) Upon effectiveness of the Registration Statement, the Class A Common Stock has been registered pursuant to Section 12(g) of the 1934 Act and the Shares have been approved for listing on The NASDAQ Stock Market's National Market (the "NSM"), subject to official notice of issuance.

         (z) The Company and the Subsidiary have participated in the preparation of the Registration Statement and Prospectus and no facts have come to the attention of the Company or the Subsidiary which leads any of them to believe that the Registration Statement or the Prospectus, or any amendment thereto, as of their respective effective or filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         (aa) Neither the Company nor the Subsidiary has incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement other than as contemplated hereby.

         (bb) Any certificate signed by any duly authorized officer of the Company or the Subsidiary, respectively, and delivered to you or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

         (cc) The Company is not, and will not become, as a result of the transactions contemplated hereby, and does not intend to conduct its business in a manner that would cause it to become an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940.

         (dd) To the best knowledge of Republic, neither the Bank nor any of the employees of the Bank has made any payment of funds of the Bank as a loan for the purchase of the Securities or made any other payment of funds prohibited by law, except for such other prohibited payments of funds which would not result in a material adverse effect in the consolidated financial condition, results of operations or business of the Company and the Bank, and no funds have been set aside to be used for any payment prohibited by law.

         (ee) The Bank is in compliance in all material respects with the applicable financial record keeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the rules and regulations thereunder.

         (ff) The Bank has been duly organized and is validly existing as a Kentucky chartered bank with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Bank has obtained all licenses, permits and other governmental authorizations currently required for the conduct of its business, except where the failure to obtain such licenses, permits or other governmental authorizations would not have a material adverse effect on the assets, properties, results of operations, financial condition, or business prospects of Republic taken as a whole; all such licenses, permits and other governmental authorizations are in full force and effect and the Bank is in all material respects in compliance therewith; the Bank has not received notice of any proceeding or action relating to the revocation or modification of any such license, permit or other governmental authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the assets, properties, results of operations, financial condition, or business prospects of Republic taken as a whole; and the Bank is in good standing under the laws of the State of Kentucky and is qualified to do business in any jurisdiction in which the failure to so qualify would have a material adverse effect on the assets, properties, results of operations, financial condition, or business of Republic taken as a whole.

         (gg) The deposit accounts of the Bank are insured by the Bank Insurance Fund ("BIF") and the Savings Association Insurance Fund ("SAIF") of the FDIC up to the applicable limits.

         (hh) The Bank is not in violation of any directive from the FDIC or the Kentucky Department of Financial Institutions ("Department") to make any change in the method of conducting its business; the Bank has conducted and is conducting its business so as to comply with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all regulations, decisions, directives and orders of the FDIC and the Department) except in such respects as would not have a material adverse effect upon the Bank.

     Section 2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDER. The Selling Stockholder represents and warrants to each Underwriter and agrees that:

         (a) The Selling Stockholder has all right, power and authority necessary to execute and deliver this Agreement, to sell and deliver the Shares to be sold by him hereunder and to perform all other obligations under this Agreement; the execution, delivery and performance of this Agreement by the Selling Stockholder will not conflict with, result in the creation or imposition of any lien, charge or encumbrance upon any of the Shares to be sold by the Selling Stockholder pursuant to the terms of, or constitute a default under, any agreement or other instrument, or any order, rule or regulation of any court or governmental agency having jurisdiction over the Selling Stockholder or the Selling Stockholder's properties; and except as required by the 1933 Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required (or, if required, has been obtained) for the execution, delivery and performance of this Agreement by the Selling Stockholder. This Agreement has been duly authorized, executed and delivered by the Selling Stockholder and constitutes the valid and binding agreement of the Selling Stockholder, enforceable against him in accordance with its terms, except to the extent that the indemnification provisions set forth in Section 9 of this Agreement may be limited by equitable principles, and except as enforceability may be limited by bankruptcy, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and rules of law governing specific performance, injunctive relief and other equitable remedies.

         (b) At the Closing Time, the Selling Stockholder will have good title to the Shares being sold by him hereunder; such Shares are, and at the Closing Time will be, validly authorized, duly issued and outstanding, fully paid and nonassessable Class A Common Stock of the Company with no personal liability attaching to the ownership thereof; and upon the delivery of and payment for such Shares as contemplated herein, the Underwriters will receive good title to the Shares purchased by them, respectively, from such Selling Stockholder, free and clear of any and all liens, encumbrances, security interests and adverse claims.

         (c) Without the prior written consent of the Underwriters, the Selling Stockholder and any affiliate controlled by him (other than the Company) will not sell or offer or contract to sell, except to the Underwriters pursuant to this Agreement, any securities of the Company which he beneficially owns within 180 days after the effective date of the Registration Statement. The Selling Stockholder has not (i) taken, and agrees that he will not take, directly or indirectly, any action which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or (ii) since the filing of the Registration Statement (A) sold, bid for, purchased, or paid anyone any compensation for soliciting purchases of, the Shares, or (b) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

         (d) Except as set forth in the Prospectus, the Selling Stockholder is disposing of his Shares hereunder for his own account and is not selling such Shares, directly or indirectly, for the benefit of the Company or the Underwriters.

         (e) When any Preliminary Prospectus was filed with the Commission: (i) it contained all statements required to be stated therein regarding the Selling Stockholder in accordance with, and complied in all material respects regarding the Selling Stockholder with the requirements of, the 1933 Act and the rules and regulations thereunder; and (ii) such statements in the Preliminary Prospectus as are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder for use therein did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto or any 462(b) Registration Statement or any amendment thereto was or is declared effective and at the Closing Time or any Date of Delivery, as the case may be: (i) it contained or will contain all statements required to be stated therein regarding the Selling Stockholder in accordance with, and complied or will comply in all material respects regarding the Selling Stockholder with the requirements of the 1933 Act and the rules and regulations of the Commission thereunder; and (ii) such statements in the Registration Statement, any 462(b) Registration Statement or any amendment thereto as are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus, any Term Sheet, or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if any Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective), and at the Closing Time or any Date of Delivery, as the case may be: (i) the Prospectus, as amended or supplemented at any such time (including by means of any Term Sheet), contained or will contain all statements required to be contained or stated therein regarding the Selling Stockholder in accordance with, and complied or will comply in all material respects regarding the Selling Stockholder with the requirements of, the 1933 Act and the rules and regulations of the Commission thereunder; and (ii) such statements in the Prospectus, as so amended or supplemented at any such time, as are made in reliance upon and in conformity with written information furnished to the Company by the Selling Stockholder specifically for use therein did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (f) The sale of the Shares by the Selling Stockholder pursuant to this Agreement is not prompted by any material information concerning the Company which is not set forth in the Prospectus.

   Section 3. SALE AND DELIVERY OF SHARES TO THE UNDERWRITERS; CLOSING.

         (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company and the Selling Stockholder agree to sell to the Underwriters named in Schedule I hereto, and each such Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholder, at a purchase price of $12.09 per share, the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

         (b) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional 260,000 Option Shares on the same terms and conditions as the Firm Shares. The option hereby granted will expire if not exercised within the 30 day period after the first date on which the Firm Shares are publicly traded on a when issued basis, by giving written notice to the Company. The option granted hereby may be exercised, in whole or in part (but not more than once), only for the purpose of covering the over-allotments that may be made in connection with the offering and distribution of the Firm Shares. The notice of exercise shall set forth the number of Option Shares as to which the several Underwriters are exercising the option, and the time and date of payment and delivery thereof. Such time and date of delivery (the "Date of Delivery") shall be determined by you but shall not be earlier than the second business day after the date on which the notice of the exercise of the option shall have been given nor later than seven full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Shares, the Option Shares as to which the option is exercised shall be purchased by the Underwriters, severally and not jointly, in their respective underwriting obligation proportions.

         (c) Payment of the purchase price for and delivery of the Firm Shares shall be made at the offices of the Representative at 50 No. Front Street, 20th Floor, Memphis, TN 38103 or at such other place as shall be agreed upon by the Company, the Selling Stockholder and you, at 10:00 A.M., either: (i) on the third full business day after the effective date of the Registration Statement; or (ii) at such other time not more than ten full business days thereafter as you, the Selling Stockholder and the Company shall determine (unless, in either case, postponed pursuant to Section 12) (such date and time of payment and delivery being herein called the "Closing Time"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price for and delivery of the Option Shares shall be made at the offices of Morgan Keegan & Company, Inc. in the manner set forth above, or at such other place as the Company, the Selling Stockholder and you shall determine, on the Date of Delivery as specified in the notice from you to the Company and the Selling Stockholder. Payment for the Firm Shares and the Option Shares shall be made to the Company by certified or official bank check or checks in New York Clearing House next day funds payable to the order of the Company and the Selling Stockholder, respectively, against delivery to you for the respective accounts of the Underwriters of the Shares to be purchased by them.

         (d) The Shares to be purchased by the Underwriters shall be in such denominations and registered in such names as you may request in writing at least two full business days before the Closing Time or the Date of Delivery, as the case may be. The Shares will be made available at the offices of the Representative at 50 No. Front Street, 20th Floor, Memphis, TN 38103 or at such other place as Morgan Keegan & Company, Inc. may designate for examination and packaging not later than 10:00 A.M. at least two full business days prior to the Closing Time or the Date of Delivery, as the case may be.

         (e) After the Registration Statement becomes effective, you intend to offer the Shares to the public as set forth in the Prospectus, but after the initial public offering of such Shares, you may from time to time increase or decrease your bid price for the Company's Class A Common Stock, in your sole discretion, by reason of changes in general market conditions or otherwise.

     Section 4. CERTAIN COVENANTS OF THE COMPANY. The Company covenants and agrees with each Underwriter as follows:

         (a) The Company will use its best efforts to cause the Registration Statement to become effective (if not yet effective at the date and time that this Agreement is executed and delivered by the parties hereto). If the Company elects to rely upon Rule 430A of the 1933 Act Regulations or the filing of the Prospectus is otherwise required under Rule 424(b) of the 1933 Act Regulations, and subject to the provisions of Section 4(b) of this Agreement, the Company will comply with the requirements of Rule 430A and will file the Prospectus, properly completed, pursuant to the applicable provisions of Rule 424(b) , or a Term Sheet pursuant to and in accordance with Rule 434, within the time period prescribed. If the Company elects to rely upon Rule 462(b) , the Company shall file a 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee. The Company will notify you immediately and confirm the notice in writing: (i) when the Registration Statement, 462(b) Registration Statement or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed; (ii) of the receipt of any comments from the Commission; (iii) of any request by the Commission to amend the Registration Statement or 462(b) Registration Statement or amend or supplement the Prospectus or for additional information; and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such stop order or of any order preventing or suspending such use and, if any such order is issued, to obtain the withdrawal thereof at the earliest possible moment.

         (b) The Company will not at any time file or make any amendment to the Registration Statement or any amendment or supplement (i) to the Prospectus, if the Company has not elected to rely upon Rule 430A; (ii) if the Company has elected to rely upon Rule 430A, to either the Prospectus included in the Registration Statement at the time it becomes effective or to the Prospectus filed in accordance with Rule 424(b) or any Term Sheet filed in accordance with Rule 434; or (iii) if the Company has elected to rely upon Rule 462(b) , to any 462(b) Registration Statement, in either case if you shall not have previously been advised and furnished a copy thereof a reasonable time prior to the proposed filing, or if you or counsel for the Underwriters shall object to such amendment or supplement.

         (c) The Company has furnished or will furnish to you, at its expense, as soon as available, as many signed copies of the Registration Statement as originally filed and of all amendments thereto, whether filed before or after the Registration Statement becomes effective, copies of all exhibits and documents filed therewith and signed copies of all consents and certificates of experts, as you may reasonably request, and has furnished or will furnish to each Underwriter, one conformed copy of the Registration Statement as originally filed and of each amendment thereto (but without exhibits).

         (d) The Company will deliver to each Underwriter, at its expense, from time to time, as many copies of each Preliminary Prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will deliver to each Underwriter, at its expense, as soon as the Registration Statement shall have become effective, and thereafter from time to time as requested during the period when the Prospectus is required to be delivered under the 1933 Act, such number of copies of the Prospectus (as supplemented or amended) as each Underwriter may reasonably request. The Company will comply to the best of its ability with the 1933 Act and the 1933 Act Regulations so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and in the Prospectus. In case you are required to deliver a prospectus within nine months after the time of issue of the Prospectus or any Term Sheet in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus or any Term Sheet as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus or any Term Sheet is delivered, not misleading, or, if for any reason it shall be necessary during such period to amend or supplement the Prospectus or any Term Sheet in order to comply with the 1933 Act or the 1933 Act Regulations, the Company will notify you and upon your request prepare promptly and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or any Term Sheet or a supplement to the Prospectus or any Term Sheet which will correct such statement or omission or effect such compliance. In case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus or any Term Sheet, upon your request but at the expense of such Underwriter, the Company will prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus or any Term Sheet complying with the requirements of Section 10(a)
(3) of the 1933 Act.

         (e) The Company will use its best efforts, in cooperation with you, to qualify the Shares for offering and sale under the applicable securities laws of such states and other jurisdictions as you may designate and to maintain such qualifications in effect for as long as may be necessary to complete the distribution of the Shares; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not otherwise so subject. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Shares have been qualified as above provided.

         (f) The Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Prospectus under the caption "Use of Proceeds."
         (g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the "effective date of the Registration Statement" (as defined in Rule 158(c) of the 1933 Act Regulations), an earnings statement (in reasonable detail but which need not be audited) complying with the provisions of Section 11(a) of the 1933 Act and Rule 158 thereunder and covering a period of at least 12 months beginning after the effective date of the Registration Statement.

         (h) During a period of five years from the date hereof, the Company will furnish to its stockholders, as soon as practicable after the end of each respective period, annual reports (including financial statements audited by independent public accountants) and will furnish to you: (i) concurrently with furnishing to its stockholders, a balance sheet of the Company as of the end of such fiscal year, together with statements of operations, of cash flows and of stockholders' equity of the Company for such fiscal year, accompanied by a copy of the certificate or report thereon of independent public accountants; (ii) as soon as they are available, copies of all reports (financial or otherwise) mailed to stockholders; (iii) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD; (iv) concurrently with its release, every material press release in respect of the Company or its affairs which is released or prepared by the Company; and (v) any additional information of a public nature concerning the Company or its business that you may reasonably request. During such five-year period, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company are consolidated with any subsidiaries, and shall be accompanied by similar financial statements for any significant Subsidiary that is not so consolidated.

         (i) For a period of 180 days from the date hereof, the Company will not, without your prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Class A Common Stock or securities convertible into Class A Common Stock, other than to the Underwriters pursuant to this Agreement except for: (i) contributions to employee benefit plans in existence on the date of the execution of this Agreement or as contemplated by the Prospectus; (ii) the grant of options pursuant to the Company's Stock Option Plan in effect at the time of execution of this Agreement; or (iii) pursuant to an exercise of stock options or sale of Common Stock pursuant to a "cashless exercise" of stock options which are outstanding on the date of the Prospectus or upon conversion of convertible securities.

         (j) For three years after the effective date of the Registration Statement, the Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for its Class A Common Stock.

         (k) For three years after the effective date of the Registration Statement, the Company will use its best efforts to maintain the listing of its shares of Class A Common Stock on NSM.

         (l) The Company is familiar with the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and has in the past conducted its affairs, and will in the future conduct its affairs, in such a manner so as to ensure that the Company was not and will not be an "investment company" within the meaning of the Investment Company Act of 1940 and the rules and regulations thereunder.

         (m) The Company will not, and will use its best efforts to cause its officers, directors and affiliates not to: (i) take, directly or indirectly prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares; (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares; or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

         (n) If at any time during the 30-day period after the Registration Statement becomes effective, any rumor, publication or event relating to or affecting the Company shall occur as a result of which in your reasonable opinion the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement or amendment of the Prospectus) and after written notice from you advising the Company to the effect set forth above, the Company agrees to forthwith prepare, consult with you concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to you, responding to or commenting on such rumor, publication or event to the extent it can do so consistent with its legal obligations.

         (o) The Company will file timely and accurate information with the Commission in accordance with Rule 463 of the 1933 Act Regulations or any successor provision.

         (p) The Company will supply the Underwriters with copies of all correspondence to and from and all documents issued to and by the Commission or the Commission staff in connection with the registration of the Shares under the 1933 Act.

     Section 5. COVENANTS OF THE SELLING STOCKHOLDER. The Selling Stockholder covenants:

         (a) To pay all taxes, if any, on the transfer and sale of the Shares to be sold by him hereunder.

         (b) To use reasonable efforts to cause the Registration Statement to become effective, to do and perform all things to be done and performed by the Selling Stockholder hereunder prior to the Closing Time and to satisfy all conditions precedent to the delivery of the Shares to be sold by the Selling Stockholder.

         (c) To not: (i) take, directly or directly, prior to the termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares;
(ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares; or (iii) pay or agree to pay to any person any compensation for soliciting any order to purchase any other securities of the Company.

         Section 6. PAYMENT OF EXPENSES.

         (a) The Company will pay and bear all costs, fees and expenses incident to the performance of its obligations under this Agreement, including: (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), as originally filed and as amended, the Preliminary Prospectuses and the Prospectus and any amendments or supplements thereto, and the cost of furnishing copies thereof to the Underwriters; (ii) the preparation, printing and distribution of this Agreement, the Selected Dealer Agreement, and any instruments relating to any of the foregoing; (iii) the issuance and delivery of the Shares to the Underwriters, including any transfer taxes payable upon the sale of the Shares to the Underwriters (other than transfer taxes on resales by the Underwriters); (iv) the fees and disbursements of the Company's counsel and accountants; (v) the qualification of the Shares under the applicable securities laws in accordance with Section 1(f) hereof and any filing for review of the offering with the NASD, including filing fees and fees and disbursements of counsel for the Underwriters in connection therewith;
(vi) the transfer agent's and registrar's fees and all miscellaneous expenses referred to in Item 14 of the Registration Statement; (vii) costs related to travel and lodging incurred by the Company and its representatives relating to meetings with and presentations to prospective purchasers of the Shares reasonably determined by the Underwriters to be necessary or desirable to effect the sale of the Shares to the public; and (viii) all other costs and expenses incident to the performance of the Company's obligations hereunder (including costs incurred in closing the purchase of the Option Shares, if any) that are not otherwise specifically provided for in this section. The Company, upon your request, will provide funds in advance for filing fees in connection with "blue sky" qualifications and the NASD.
         (b) The Selling Stockholder shall pay his proportionate share of all Underwriters' commissions relating to Shares of the Company sold by such Selling Stockholder.

         (c) If the sale of Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section  7 hereof is not  satisfied,  because  of any  termination  pursuant  to
Section 11 hereof or because of any refusal, inability or failure on the part of the Company or the Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company and the Selling Stockholder will, based upon their respective percentage of the Firm Shares, reimburse the Underwriters severally on demand for all reasonable out-of-pocket expenses, including fees and disbursements of Underwriters' counsel, reasonably incurred by the Underwriters in reviewing the Registration Statement and the Prospectus, and in investigating and making preparations for the marketing of the Shares.

         Section 7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Shares that they have severally agreed to purchase pursuant to this Agreement (including any Option Shares as to which the option granted in Section 3 has been exercised and the Date of Delivery determined by you is the same as the Closing Time) are subject to the accuracy in all material respects of the representations and warranties of the Company and the Selling Stockholder contained herein or in certificates of any officer of the Company delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholder in all material respects of their respective obligations hereunder, and to the following further conditions:

         (a) The Registration Statement shall have become effective not later than 5:30 P.M., eastern time, on the date of this Agreement or, with your consent, at a later time and date not later, however, than 5:30 P.M., eastern time, on the first business day following the date hereof, or at such later time or on such later date as you may agree to in writing; and at the Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters. If the Company has elected to rely upon Rule 430A, a prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 424(b) (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

         (b) At the Closing Time you shall have received the opinion of Wyatt, Tarrant & Combs counsel for the Company and the Selling Stockholder, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to Baker, Donelson, Bearman & Caldwell, counsel for the Underwriters, to the effect that:

                   (i) the Company is validly existing as a corporation in good standing under the laws of the State of Kentucky and has the requisite corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus. The Company is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the financial condition or the business of Republic taken as a whole. To the knowledge of such counsel the Company does not own a majority interest in or control, directly or indirectly, any corporation, association or other entity, other than the Subsidiary, Republic Insurance Agency, Inc., Republic Mortgage Company, Republic Financial Services Corporation and Republic Capital Trust;

                  (ii) the Subsidiary is validly existing as a corporation in good standing under the laws of the State of Kentucky and has the requisite corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus. The Subsidiary is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the ownership or leasing of its properties or the nature or conduct of its business makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the financial condition or the business of Republic taken as a whole;

                  (iii) each of the Company and the Subsidiary has the corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement and the Prospectus;

                   (iv) the Common Stock conforms in all material respects as to legal matters to the description thereof contained in the Registration Statement and the Prospectus under the caption "Description of Capital Stock;"

                   (v) the Shares have been duly authorized and, when issued and delivered to the Underwriters pursuant to the Underwriting Agreement against payment of the consideration therefor as provided therein, will be validly issued, fully paid and nonassessable. To such counsel's knowledge, no preemptive rights of stockholders exist with respect to any of the Shares which have not been satisfied or waived. To such counsel's knowledge, no person or entity holds a right to require or participate in the registration under the 1933 Act of the Shares pursuant to the Registration Statement which has not been satisfied or waived, and, except as set forth in the Prospectus, no person holds a right to require registration under the 1933 Act of any shares of Common Stock of the Company at any other time which has not been satisfied or waived. The form of certificates evidencing the Shares complies with all applicable requirements of Kentucky law. To such counsel's knowledge, the Selling Stockholder has, and immediately prior to the Closing Date will have, good and valid title to the Shares to be sold by the Selling Stockholder hereunder, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever; and, upon delivery of such Shares against payment therefor as provided herein, good and valid title to such Shares, free and clear of all liens, security interests, pledges, charges, encumbrances, defects, stockholders' agreements, voting trusts, equities or claims of any nature whatsoever, will pass to the several Underwriters;

                  (vi) the Company has an authorized capitalization as set forth in the Prospectus under the caption "Capitalization." All of the issued shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable. To such counsel's knowledge, none of the issued shares of capital stock of the Company has been issued or is owned or held in violation of any preemptive rights of stockholders. To such counsel's knowledge, all offers and sales of the Company's capital stock described in Part II of the registration Statement were at all relevant times duly registered under the 1933 Act or were exempt from the registration requirements of the 1933 Act by reason of Sections 3(a), 3(b), 4(2) or 4(6) thereof;

                  (vii) except as disclosed in the Prospectus, to the knowledge of such counsel, there are no outstanding (i) securities or obligations of the Company or its Subsidiary convertible into or exchangeable for any capital stock of the Company or such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or such Subsidiary any such capital stock or such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

                  (viii) to the knowledge of such counsel, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or overtly threatened by written communication to the Company in which any of the Company, the Subsidiary, or Selling Stockholder is a party or of which any property of the Company, the Subsidiary, or Selling Stockholder is the subject except as described in the Prospectus or which, if determined adversely, would not have a material adverse effect on the financial condition or business of Republic taken as a whole;

                  (ix) no authorization, approval or consent of any court or governmental authority or agency is required to be obtained by the Company, the Subsidiary, or Selling Stockholder in connection with the offering, issuance or sale of the Shares by the Company, except such as may be required under the 1933 Act or the 1933 Act Regulations, state securities laws or by the NASD. Neither the execution nor delivery by the Company of this Agreement, nor the performance by the Company or the Selling Stockholder of their obligations hereunder will, (a) result in the violation of any applicable law or administrative regulation, or, to the knowledge of such counsel, any decree, applicable to Republic, of any court or administrative agency having jurisdiction over such companies or any of their properties, or (b) conflict with or result in a breach or default or result in the creation or imposition of a lien, charge or encumbrance upon any property of Republic under or pursuant to any of the provisions of their respective Articles of Incorporation, Bylaws or, to the knowledge of such counsel, any material contract, indenture, mortgage, loan agreement, note, lease or other material instrument to which the Company, the Subsidiary, or Selling Stockholder is a party or by which they are bound, or to which any material amount of the property or assets of the Company, the Subsidiary, or the Selling Stockholder is subject;

                  (x) to the knowledge of such counsel, there are no pending or threatened condemnation proceedings, zoning change or other proceeding or action that will in any manner affect the size of, use of, improvements on, construction on or access to such real property and improvements except such proceedings or actions that would not have a material adverse effect on the financial condition or business of Republic taken as a whole;

                  (xi) except as described in the Prospectus, such counsel does not know of any past, pending or threatened action, suit, proceeding, inquiry or investigation before any court or before or by any public, regulatory or governmental body or board against or involving the properties or business of the Company, the Selling Stockholder, or the Subsidiary of a character required to be disclosed in the Prospectus or, as to threatened litigation, of a character which would be required to be disclosed if filed, or in either case which, if successful, would have a material adverse effect on the financial condition or business of Republic taken as a whole;

                  (xii) the Registration Statement and any 462(b) Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any 462(b) Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending or contemplated by the Commission;

                  (xiii) the descriptions in the Registration Statement and the Prospectus of the contracts, leases and other legal documents therein described present fairly the information required to be shown and there are no contracts, leases or other documents known to such counsel of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required. There are no statutes or regulations applicable to the Company or the Subsidiary or certificates, permits or other authorizations from governmental regulatory officials or bodies required to be obtained or maintained by the Company of a character required to be disclosed in the Registration Statement or the Prospectus which have not been so disclosed and described therein.

                  (xiv) the Company and the Selling Stockholder have all requisite power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby, including the issuance, sale and delivery by them of the Shares hereunder. The opinions called for by this clause (xiv) may exclude from their scope any authorization, approval, order, license, certificate or permit as may be required under the "blue sky" laws of any jurisdiction in connection with the distribution of the Shares contemplated by the Registration Statement;

                  (xv) this Agreement has been duly authorized, executed and delivered by the Company and the Selling Stockholder, and, assuming the due authorization, execution and delivery by the Underwriters, will be valid and binding obligations of the Company and the Selling Stockholder enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditor's rights, to general equity principles, and except to the extent that the indemnification provisions in Section 9 of the Agreement may be limited by federal or state securities laws or the public policy underlying such laws;

                  (xvi) neither the Company nor the Subsidiary is presently in breach of or default under its Articles of Incorporation or Bylaws, and no material default exists and, to the best knowledge of such counsel, no event has occurred which with notice or after the lapse of time to cure or both, would constitute a material default, in the due performance and observance of any term, covenant or condition of any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument known to such counsel to which the Company and the Subsidiary is a party or to which any of its properties is subject, in any such case where the consequences of such violation or default is likely to have a material adverse effect on the financial condition or business of Republic taken as a whole;

                  (xvii)   neither  the  Company  nor  the   Subsidiary   is  an
         "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder;

                  (xviii) to the knowledge of such counsel, all distributions by the Company and the Subsidiary to their respective stockholders over the past three years have been made in accordance with the laws of the state of their incorporation and with all other laws and regulations affecting such distributions; and

                  (xix) we have participated in conferences with certain officers of, and with the accountants and counsel for, the Company concerning the preparation of the Registration Statement and the Prospectus. Although we have made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, the limitations inherent in the role of outside counsel are such that we cannot and do not assume responsibility for the accuracy or completeness of the statements made in the Registration

         Statement and Prospectus, except insofar as such statements relate to us. Subject to the foregoing, we hereby advise you that our work in connection with this matter did not disclose any information that gave us reason to believe that: (1) the Registration Statement and the Prospectus (except the financial statements or other accounting or financial data included therein, as to which we do not express any view) were not, as of their respective effective or issue dates, appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder, and (ii) the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or that the Prospectus, at the date thereof, includes or included an untrue statement of a material fact or omits or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case except for the financial statements and other accounting or financial data included therein, as to which we do not express any view;

         In rendering the foregoing opinion, such counsel may rely on the following:

                           (A) as to matters  involving the  application of laws
                  other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deem proper and to the extent specified in such opinion, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' counsel) of other counsel familiar with applicable laws; and

                            (B) as to  matters  of fact,  to the  extent
                  they deem proper, on certificates of responsible officers of the Company and the Selling Stockholder and certificates or other written statements of officers or departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and certificates of the Company's transfer agent, provided that copies of all such opinions, statements or certificates shall be delivered to Underwriters' counsel, and, if written confirmation of the Commission is not available at the time such opinion is rendered, upon the current oral representations of members of the Commission's staff with respect to the Registration Statement or any amendment or supplement thereto having become effective and the lack of issuance of a stop order or institution of proceedings for that purpose. The opinion of counsel for the Company shall state that the opinion of any other counsel, or certificate or written statement, on which such counsel is relying is in form satisfactory to such counsel and that you and they are justified in relying thereon.

         (c) At the Closing Time, you shall have received a favorable opinion from Baker, Donelson, Bearman & Caldwell, counsel for the Underwriters, dated as of the Closing Time, with respect to the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (d)       At the Closing Time:

                  (i) the Registration Statement, any 462(b) Registration Statement, and the Prospectus, as they may then be amended or supplemented, shall contain all statements that are required to be stated therein under the 1933 Act and the 1933 Act Regulations and in all material respects shall conform to the requirements of the 1933 Act and the 1933 Act Regulations, the Company shall have complied in all material respects with Rule 430A (if it shall have elected to rely thereon) and neither the Registration Statement, any 462(b) Registration Statement nor the Prospectus, as they may then be amended or supplemented, shall contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement, any material adverse change in the business, prospects, properties, assets, results of operation or condition (financial or otherwise) of the Company, whether or not arising in the ordinary course of business;

                  (iii) no action, suit or proceeding at law or in equity shall be pending or, to the best of the Company's knowledge, threatened against the Company, the Subsidiary, and the Selling Stockholder that would be required to be set forth in the Prospectus other than as set forth therein and no proceedings shall be pending or, to the knowledge of the Company or the Selling Stockholder, threatened against the Company before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding could materially adversely affect the business, prospects, properties, assets, results of operations or condition (financial or otherwise) of the Company, other than as set forth in the Prospectus;

                  (iv) the Company and the Selling Stockholder shall have complied with all agreements and satisfied all conditions on their respective parts to be performed or satisfied at or prior to the Closing Time; and

                  (v) the representations and warranties of the Company and the Selling Stockholder set forth in Section 1 and the representations and warranties of the Selling Stockholder set forth in Section 2 shall be accurate in all material respects as though expressly made at and as of the Closing Time. At the Closing Time, you shall have received certificates executed by the Selling Stockholder, the President and the Chief Financial Officer of the Company, dated as of the Closing Time, to such effect and with respect to the following additional matters:

                                    (A) the  Registration  Statement  has become
                  effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, threatened under the 1933 Act;

                                    (B)  they  have   carefully   reviewed   the
                  Registration Statement, any 462(b) Registration Statement and the Prospectus and when the Registration Statement and any 462(b) Registration Statement became effective and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement, any 462(b) Registration Statement and the Prospectus and any amendments or supplements thereto contained all statements and information required to be included therein or necessary to make the statements therein not misleading and neither the Registration Statement, any 462(b) Registration Statement nor Prospectus and any amendment or supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or supplemented Prospectus that has not been so set forth; and

                                    (C)   all    representations,    warranties,
                  covenants and statements made herein by the Company and the Selling Stockholder, respectively, are true and correct in all material respects at such Closing Time, with the same effect as if made on and as of such Closing Time, and all agreements herein to be performed by the Company and the Selling Stockholder, respectively, on or prior to such Closing Time have been duly performed.

         (e) On the business day immediately preceding the date of this Agreement you shall have received from Crowe Chizek and Company LLP, a letter or letters, dated the date hereof and as of the Closing Time in form and substance satisfactory to you, together with signed or reproduced copies of such letter for each of the other Underwriters, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and 1933 Act Regulations, stating in effect that:

                  (i) in their opinion, the financial statements and any supplementary financial information and schedules included in the Registration Statement and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations;

                  (ii) on the basis of limited procedures (set forth in detail in such letter and made in accordance with such procedures as may be reasonably specified by you) not constituting an audit in accordance with generally accepted auditing standards, consisting of (but not limited to) a reading of the latest available internal unaudited financial  statements  of  Republic,  a  reading  of  minute  books  of
         Republic,  inquiries  of  officials  of  the  Company  responsible  for financial and accounting matters, and such other inquiries and procedures, as may be specified in such letter, nothing has come to their attention which caused them to believe that:

                                    (A) the unaudited  financial  statements and
                  supporting schedules and other unaudited financial data of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1933 Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement;

                                    (B) the amounts of revenues,  income  before
                  income taxes, net income and net income per share for the five fiscal years ended December 31, 1997 included in the Prospectus under the caption "Consolidated Financial Statements" do not agree with the corresponding amounts in the audited statements of earnings;

                                    (C) at a  specified  date not more than five
                  business days prior to the date of delivery of such letter, there was any change in the capital stock or long-term debt or obligations under capital leases of the Company other than scheduled repayments or any decreases in total assets, stockholders' equity or other items specified by the Underwriters from that set forth in the Consolidated Balance Sheet at December 31, 1997, included in the Prospectus, except as described in such letter; and

                                    (D) for the period from  December  31, 1997,
                  to a specified date not more than five days prior to the date of delivery of such letter, there were any decreases in revenues, gross profit, or the total or per share amounts of income before extraordinary items or net income, of the Company, in each case as compared with the corresponding period of the preceding year, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter.

                  (iii) in addition to the procedures referred to in clause (ii) above and the examination referred to in their opinions included in the Registration Statement, they have carried out certain specific procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by you which are derived from the general accounting records of the Company, which appear in the Registration Statement or the exhibits or schedules thereto and are specified by you, and have compared such amounts, percentages and financial information with the accounting records of the Company and with material derived from such records and have found them to be in agreement.

         (f) At the Closing Time, you shall have received from Crowe Chizek and Company LLP a letter, in form and substance satisfactory to you and dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) above, except that the specified date referred to shall be a date not more than five business days prior to the Closing Time.

         (g) In the event that either of the letters to be delivered pursuant to subsections (e) and (f) above sets forth any such changes, decreases or increases, it shall be a further condition to your obligations that you shall have determined, after discussions with officers of the Company responsible for financial and accounting matters and with Crowe Chizek and Company LLP, that such changes, decreases or increases as are set forth in such letters do not reflect a material adverse change in the capital stock, long-term debt, obligations under capital leases, total assets, or stockholders' equity of the Company as compared with the amounts shown in the latest condensed consolidated balance sheet of the Company, or a material adverse change in revenues or the total or per share amounts of income before extraordinary items or net income, of the Company, in each case as compared with the corresponding period of the prior year.

         (h) At the Closing Time, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Shares as contemplated in this Agreement and the matters referred to in Section 7(d) and in order to evidence the accuracy and completeness of any of the representations and warranties or statements of the Company, the performance of any of the covenants of the Company, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company at or prior to the Closing Time in connection with the authorization, issuance and sale of the Shares as contemplated in this Agreement shall be satisfactory in form and substance to you and to counsel for the Underwriters. The Company will furnish you with such number of conformed copies of such opinion, certificates, letters and documents as you shall request.

         (i) The NASD,  upon  review of the terms of the public  offering of the
Shares,   shall  not  have  objected  to  such  offering,   such  terms  or  the
Underwriters' participation in the same.

         (j) The Firm Shares and the Option Shares, if any, shall have been approved for listing on NSM upon official notice of the issuance, sale and evidence of satisfactory distribution thereof pursuant to this underwritten public offering.

         (k) Each executive officer, director and stockholder of the Company specified in Section 1(j) hereof shall have agreed in writing as to the matters set forth in such section.

         If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement may be terminated by you on notice to the Company and the Selling Stockholder at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party. Notwithstanding any such termination, the provisions of Section 9 shall remain in effect and shall survive the term of this Agreement.

         Section 8. CONDITIONS TO PURCHASE OF OPTION SHARES. In the event that the Underwriters exercise the option granted in Section 3 hereof to purchase all or any part of the Option Shares and the Date of Delivery determined by you pursuant to Section 3 hereof is later than the Closing Time, the obligations of the several Underwriters to purchase and pay for the Option Shares that they shall have severally agreed to purchase pursuant to this Agreement are subject to the accuracy, in all material respects, of the representations and warranties of the Company and Selling Stockholder herein contained, to the performance by the Company and the Selling Stockholder of their obligations hereunder and to the following further conditions:

         (a) The Registration Statement shall remain effective at the Date of Delivery, and, at the Date of Delivery, no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or shall be pending or, to your knowledge or the knowledge of the Company or the Selling Stockholder, shall be contemplated by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters.

         (b) At the Date of Delivery, the provisions of Sections 7(d)(i) through 7(d)(v) shall have been complied with at and as of the Date of Delivery and, at the Date of Delivery, you shall have received certificates executed by the Selling Stockholder, the President and the Chief Financial Officer of the Company, dated as of the Date of Delivery, to such effect and to the effect set forth in clauses (a) , (b) and (c) of Section 7(d)(v).

         (c) At the Date of Delivery, you shall have received a favorable opinion of Wyatt, Tarrant & Combs, counsel for the Company and the Selling Stockholder, together with signed or reproduced copies of such opinion for each of the other Underwriters, in form and substance satisfactory to counsel for the Underwriters, dated as of the Date of Delivery, relating to the Option Shares and otherwise to the same effect as the opinion required by Section 7(b) .

         (d) At the Date of Delivery, you shall have received a favorable opinion of Baker, Donelson, Bearman & Caldwell, counsel for the Underwriters, dated as of the Date of Delivery relating to the Option Shares and otherwise to the same effect as the opinion required by Section 7(c) .
         (e) At the Date of Delivery, you shall have received a letter from Crowe Chizek and Company LLP, in form and substance satisfactory to you and dated as of the Date of Delivery, to the effect that they reaffirm the statements made in the letter furnished pursuant to Section 7(e), except that the specified date referred to shall be a date nor more than five business days prior to the Date of Delivery.

         (f) At the Date of Delivery, counsel for the Underwriters shall have been furnished with all such documents, certificates and opinions as they may request for the purpose of enabling them to pass upon the issuance and sale of the Option Shares as contemplated in this Agreement and the matters referred to in Section 8(a) and in order to evidence the accuracy and completeness of any of the representations, warranties or statements of the Company and the Selling Stockholder, the performance of any of the covenants of the Company and the Selling Stockholder, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and the Selling Stockholder, at or prior to the Date of Delivery in connection with the authorization, issuance and sale of the Option Shares as contemplated in this Agreement shall be satisfactory in form and substance to you and to counsel for the Underwriters.

         Section 9. INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company and the Selling Stockholder jointly and severally will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the 1933 Act, specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of any Underwriter, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant of the Company herein contained or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or in any "blue sky" application or other document executed by the Company or based upon any information furnished in writing by the Company, filed in any jurisdiction in order to qualify any or all of the Shares under the securities laws thereof ("Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the

Company and the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, or any Blue Sky Application in reliance upon and in conformity with written information furnished to the Company by you or by any Underwriter through you expressly for use therein; PROVIDED, FURTHER, that the Company and the Selling Stockholder will not be liable for any such losses, claims, damages, or liabilities arising from the sale of the Shares to any person if a copy of the Prospectus (as first filed pursuant to Rule 424(b) ) or the Prospectus as amended or supplemented by all amendments or supplements thereto which has been furnished to the Underwriters shall not have been sent, mailed or given to such person, at or prior to the written confirmation of the sale of such Shares to such person, but only if and to the extent that such Prospectus, if so sent or delivered, would have cured the defect giving rise to such losses, claims, damages or liabilities. In addition to their other obligations under this Section 9(a), the Company and the Selling Stockholder agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(a), they will reimburse the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's and the Selling Stockholder's obligation to reimburse the Underwriters for such expense and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to an Underwriter within 30 days of a request for reimbursement shall bear interest at the prime rate (or reference rate or other commercial lending rate for borrowers of the highest credit standing) announced from time to time by First Tennessee Bank National Association (the "Prime Rate") from the date of such request. This indemnity agreement shall be in addition to any liabilities that the Company may otherwise have. For purposes of this Section 9, the information set forth in the last paragraph on the front cover page (insofar as such information related to the Underwriters) and under "Underwriting" in any Preliminary Prospectus and in the Prospectus constitutes the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement. Notwithstanding anything to the contrary herein, the indemnity by the Selling Stockholder shall in no event exceed the net proceeds received by the Selling Stockholder in this Offering.

         (b) Each Underwriter, severally but not jointly, will indemnify and hold harmless the Company and the Selling Stockholder against any losses, claims, damages or liabilities to which the Company or the Selling Stockholder may become subject, under the 1933 Act specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of the Company and the Selling Stockholder, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant by you herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, or any Blue Sky Application, in reliance upon and in conformity with information furnished to the Company by such Underwriter expressly for use therein; and will reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company or the Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to their other obligations under this Section 9(b), the Underwriters agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(b) , they will reimburse the Company and the Selling Stockholder on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of their obligation to reimburse the Company or the Selling Stockholder for such expense and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to the Company or the Selling Stockholder within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Underwriters may otherwise have.

         The indemnity agreement in this Section 9(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and each person, if any, who controls the Company within the meaning of the 1933 Act to the same extent as such agreement applies to the Company.

         (c) The Selling Stockholder shall indemnify and hold harmless the Company and the Underwriters against any losses, claims, damages or liabilities to which the Company or the Underwriters may become subject, under the 1933 Act specifically including but not limited to losses, claims, damages or liabilities related to negligence on the part of the Company or the Underwriters, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant by the Selling Stockholder herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus, or any amendment or supplement thereto, or any Blue Sky Application or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or such amendment or supplement, or any Blue Sky Application, in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse the Company and the Underwriters for any legal or other expenses reasonably incurred by the Company or the Underwriters in connection with investigating or defending any such loss, claim, damage, liability or action. In addition to his other obligations under this
Section 9(c) , the Selling Stockholder agree that, as an interim measure during the pendency of any such claim, action, investigation, inquiry or other proceeding arising out of or based upon any statement or omission, or any alleged statement or omission, described in this Section 9(c), he will reimburse the Company and the Underwriters on a monthly basis for all reasonable legal and other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of his obligation to reimburse the Company or the Underwriters for such expense and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. Any such interim reimbursement payments that are not made to the Company or the Underwriters within 30 days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. This indemnity agreement shall be in addition to any liabilities which the Selling Stockholder may otherwise have.

         The indemnity agreement in this Section 9(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and each person, if any, who controls the Company within the meaning of the 1933 Act to the same extent as such agreement applies to the Company.

         (d) Within ten days after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; no indemnification provided in this Section 9(a), 9(b) or 9(c) shall be available to any party who shall fail to give notice as provided in this Section 9(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it shall wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (ii) the indemnified party shall have been advised by such counsel that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in any of which events such fees and expenses shall be borne by the indemnifying party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (e) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Section 9(a), 9(b) and 9(c) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the indemnifying parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the NASD. Any such arbitration must be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 9(a), 9(b) and 9(c) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses that is created by the provisions of Sections 9(a), 9(b) and 9(c) .

         (f) In order to provide for just and equitable contribution in circumstances under which the indemnity provided for in this Section 9 is for any reason judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Selling Stockholder and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity incurred by the Company, the Selling Stockholder and one or more of the Underwriters, as incurred, in such proportions that (i) the Underwriters are responsible pro rata for that portion represented by the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price (before deducting expenses) appearing thereon, and (ii) the Company and the Selling Stockholder are responsible for the balance; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; PROVIDED, FURTHER, that if the allocation provided above is not permitted by applicable law, the Company, the Selling Stockholder and the Underwriters shall contribute to the aggregate losses in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholder and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, by the Selling Stockholder or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this
Section 9(f), each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

         (g) The parties to this Agreement acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions of this Agreement, including without limitation, the provisions of this Section 9, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 9 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the 1933 Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 9, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this
Section 9 and further agree not to attempt to assert any such defense.

         Section 10. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. The representations, warranties, indemnities, agreements and other statements of the Selling Stockholder, the Company or its officers set forth in or made pursuant to this Agreement will remain operative and in full force and effect regardless of any investigation made by or on behalf of the Company, the Selling Stockholder or any Underwriter or controlling person, with respect to an Underwriter or the Company and will survive delivery of and payment for the Shares or termination of this Agreement.

         Section 11.  EFFECTIVE DATE OF AGREEMENT AND TERMINATION.

         (a) This Agreement shall become effective immediately as to Sections 6 and 9 and, as to all other provisions, (i) if at the time of execution of this Agreement the Registration Statement has not become effective, at 10:00 A.M. eastern time on the first full business day following the effectiveness of the Registration Statement, or (ii) if at the time of execution of this Agreement, the Registration Statement has been declared effective, at 10:00 A.M. eastern time on the first full business day following the date of execution of this Agreement; but this Agreement shall nevertheless become effective at such earlier time after the Registration Statement becomes effective as you may determine on and by notice to the Company or by release of any of the Shares for sale to the public. For the purposes of this Section 11, the Shares shall be deemed to have been so released upon the release for publication of any newspaper advertisement relating to the Shares or upon the release by you of telegrams or facsimile messages (i) advising the Underwriters that the Shares are released for public offering, or (ii) offering the Shares for sale to securities dealers, whichever may occur first. By giving notice before the time this Agreement becomes effective, you, as the Representative of the several
Underwriters, or the Company, may prevent this Agreement from becoming effective, without liability of any party to any other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 6 hereof.

         (b) You may terminate this Agreement by notice to the Company and the Selling Stockholder at any time at or prior to the Closing Time in accordance with the last paragraph of Section 7 of this Agreement:

                  (i) if there has been, since the respective dates as of which information is given in the Registration Statement, any material adverse change, or any development which might reasonably be viewed as resulting in a material adverse change in or affecting the assets, properties, results of operation, financial condition or business prospects of the Company, whether or not arising in the ordinary course of business;

                  (ii) if there has occurred or accelerated any outbreak of hostilities or other national or international calamity or crisis or change in economic or political conditions the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable to market the Shares or enforce contracts for the sale of the Shares;

                  (iii) if trading in any securities of the Company has been suspended by the Commission or by the NASD or NSM, or if trading generally on the New York Stock Exchange or in the over-the-counter market has been suspended for more than three (3) hours, or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or the NASD or by order of the Commission or any other governmental authority;

                  (iv) if a banking moratorium has been declared by federal or New York or Kentucky authorities;

                  (v) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which in your reasonable opinion materially adversely affects or will materially adversely affect the business or operations of the Company; or

                  (vi) any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States.

         (c) If this Agreement is terminated pursuant to this Section 11, such termination shall be without liability of any party to any other party, except to the extent provided in Section 6. Notwithstanding any such termination, the provisions of Section 9 shall remain in effect.

         Section 12.  DEFAULT BY ONE OR MORE OF THE UNDERWRITERS.

         (a) If any Underwriter shall default in its obligation to purchase the Firm Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Firm Shares on the terms contained herein. If within 36 hours after such default by any Underwriter you do not arrange for the purchase of such Firm Shares, then the Company or the Selling Stockholder shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to you to purchase such Firm Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Stockholder that you have so arranged for the purchase of such Firm Shares, or the Company or the Selling Stockholder notifies you that it has so arranged for the purchase of such Firm Shares, you or the Company or the Selling Stockholder shall have the right to postpone the Closing Time for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any persons substituted under this Section 12 with like effect as if such person had originally been a party to this Agreement with respect to such Firm Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Firm Shares of a defaulting Underwriter or Underwriters made by you or the Company or the Selling Stockholder as provided in subsection (a) above, the aggregate number of Firm Shares which remains un-purchased does not exceed 100,000, then the Company shall have the right to require each non-defaulting

Underwriter to purchase the Firm Shares which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares which such Underwriter agreed to purchase hereunder) of the Firm Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Firm Shares of a defaulting Underwriter or Underwriters made by you or the Company or the Selling Stockholder as provided in subsection (a) above, the number of Firm Shares which remains un-purchased exceeds 100,000, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares of a defaulting
Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholder except for the expenses to be borne by the Company, the Selling Stockholder and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         Section 13. DEFAULT BY THE COMPANY OR THE SELLING STOCKHOLDER. If the Company or the Selling Stockholder shall fail at the Closing Time to sell and deliver the respective aggregate number of Firm Shares that they are obligated to sell, then this Agreement shall terminate without any liability on the part of any non-defaulting party, except to the extent provided in Section 6 and except that the provisions of Section 9 shall remain in effect. No action taken pursuant to this Section shall relieve the Company or the Selling Stockholder from liability, if any, in respect of its default.

         Section 14. NOTICES. All notices and other communications under this Agreement shall be in writing and shall be deemed to have been duly given if mailed, delivered or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed c/o Morgan Keegan & Company, Inc., 50 No. Front Street, 20th Floor, Memphis, TN 38103 (with a copy sent in the same manner to Baker, Donelson, Bearman & Caldwell, 2000 First Tennessee Building, 165 Madison Avenue, Memphis, Tennessee 38103, Attention Robert Walker, Esq.); and notices to the Company and the Selling Stockholder shall be directed to Republic Bancorp, Inc., 601 West Market Street, Louisville, KY 40202-2700, Attention Steven E. Trager (with a copy sent in the same manner to Wyatt, Tarrant & Combs, 2800 Citizens Plaza, Louisville, KY 40202 Attention Stewart E. Conner, Esq.). Each notice hereunder shall be effective upon receipt by the party to which it is addressed.

         Section 15. PARTIES. This Agreement is made solely for the benefit of the Underwriters, the Selling Stockholder, and the Company and, to the extent so provided, any person controlling the Company or any of the Underwriters, and the directors of the Company, its officers who have signed the Registration Statement, and their respective executors, administrators, successors and assigns and, subject to the provisions of Section 12, no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, as such purchaser, from any of the several Underwriters of the Shares.

         Section 16. GOVERNING LAW AND TIME. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Tennessee. Specified time of the day refers to United States Central Time.

         Section 17. COUNTERPARTS. This Agreement may be executed in one or more counterparts and when a counterpart has been executed by each party, all such counterparts taken together shall constitute one and the same agreement.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Company, the Selling Stockholder and the several Underwriters in accordance with its terms on this 21st day of July, 1998.

                                                   Very truly yours,


                                                   REPUBLIC BANCORP, INC.



                                                   By: /s/


                                                   SELLING STOCKHOLDER:


                                                   /s/
                                                   Bernard M. Trager


Confirmed and accepted in Memphis, Tennessee, as of the date first above written, as Representatives of the Underwriters named in Schedule I hereto.

                                                   Morgan Keegan & Company, Inc.



                                                   By: /s/

                                   SCHEDULE I

         NAME                            NUMBER OF SHARES

Morgan Keegan & Company, Inc.                602,500

J.J.B. Hilliard, W.L. Lyons, Inc.            602,500

Advest, Inc.                                  45,000

Robert W. Baird & Co. Incorporated            45,000

J. C. Bradford & Co.                          45,000

Crowell, Weedon & co.                         45,000

Suntrust Equitable Securities Corporation     45,000

Friedman, Billings, Ramsey & Co., Inc.        45,000

Interstate/Johnson Lane Corporation           45,000

Josephthal & Co., Inc.                        45,000

Keefe, Bruyette & Woods, Inc.                 45,000

McDonald & Company Securities, Inc.           45,000

Natcity Investments, Inx.                     45,000

FIFTH THIRD/THE OHIO COMPANY                  45,000

Piper Jaffray Inc.                            45,000

Raymond James & associates, Inc.              45,000

The Robinson-Humphrey Company, LLC            45,000

Stephens Inx.                                 45,000

Stifel, Nicolaus & Company, Incorporated      45,000

Tucker Anthony Incorporated                   45,000

Wheat First Securities, Inx.                  45,000

Howe Barnes Investments Inc.                  20,000

Brean Murray & Co., Inc.                      20,000

Hoefer & Arnett, Inc.                         20,000

Sterne, Agee & Leach, Inc.                    20,000

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TOTAL UNDERWRITERS (25)                    2,140,000
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